SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

   Date of Report
 (Date of earliest event reported):    December 12, 1997

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)

   New York                       1-2360                 13-0871985
                              (Commission File         (I.R.S. Employer
(State of Incorporation)          Number)             Identification No.)

  Armonk, New York                                     10504
 (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: 914-499-1900

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Item 7. Financial Information, Pro Forma Financial Information and
        Exhibits.

      This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-40669 on Form S-3, which registration statement was declared effective on December 10, 1997, the document included as
Exhibit 1 hereto, relating to the offering of up to $4,300,000,000 aggregate principal amount of Medium-Term debt securities of the Registrant.

      The following exhibit is hereby filed with this report:

  Exhibit
  Number              Description

(1) Agency Agreement dated December 12, 1997, among International Business Machines Corporation, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Brothers Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                                  (Registrant)


                            By: /s/ Janet E. Andersen
                                   Name:  Janet E. Andersen
                                   Title: Assistant Treasurer

Date: December 15, 1997.

                                  Exhibit Index

Exhibit
Number          Description

(1) Agency Agreement dated December 12, 1997, among International Business Machines Corporation, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Brothers Inc.